EXHIBIT 99.1

PRESIDENTIAL REALTY CORPORATION
180 SOUTH BROADWAY
WHITE PLAINS, NEW YORK 10605
914-948-1300
                                               FOR IMMEDIATE RELEASE
                                               White Plains, New York
                                               November 11, 2004


Presidential Realty Corporation, a real estate investment trust whose shares are traded on the American Stock Exchange (PDLA and PDLB), is engaged principally in the ownership of income-producing real estate and in the holding of notes and mortgages secured by real estate.


Results of operations for the nine months ended September 30, 2004:
-------------------------------------------------------------------

The Company's net income for the nine months ended September 30, 2004 was $3.28 per share compared to a loss of $.46 per share for the nine months ended September 30, 2003.

Continuing Operations:

Income from continuing operations before net gain from sales of properties was $.08 per share for the 2004 period compared to $.11 per share for the 2003 period. Net gain from sales of properties was $.24 per share for the 2004 period compared to $.27 per share for the 2003 period. The gain in the 2004 period is from the sale of three cooperative apartments located in the New York metropolitan area. The 2003 period included the recognition of a $.23 per share deferred gain from the sale of our Overlook property in 1984 as a result of an $874,000 principal repayment received in 2003.

Discontinued Operations:

Loss from discontinued operations (before impairment of real estate held for sale and net gain from sales of discontinued operations) for the 2004 period was $.01 per share compared to $.17 per share for the 2003 period.

Impairment of real estate held for sale was $.00 per share for the 2004 period compared to $.67 per share in the 2003 period, which was related to the write down of the value of the Preston Lake Apartments property.

Net gain from sales of discontinued operations for the 2004 period was $2.97 per share compared to $.00 per share for the 2003 period. The gain in the 2004 period is from the sales of the Continental Gardens property ($2.90 per share) and the Preston Lake Apartments property ($.07 per share). The Company sold the Continental Gardens property for a sales price of $21,500,000 and recognized a gain of $11,009,000. Net proceeds from the sale were $12,127,000. The Company utilized the net sales proceeds to purchase an exchange property pursuant to a tax-free exchange under Section 1031 of the Internal Revenue Code.

Funds From (Used In) Operations:

Funds from operations, a measure which excludes net gain from sales of properties and eliminates the effect of depreciation, were $.19 per share for the 2004 period compared to funds used in operations of $.47 per share for the 2003 period.




PRESIDENTIAL REALTY CORPORATION
180 SOUTH BROADWAY
WHITE PLAINS, NEW YORK 10605
914-948-1300
                                               FOR IMMEDIATE RELEASE
                                               White Plains, New York
                                               November 11, 2004



Results of operations for the three months ended September 30, 2004:
--------------------------------------------------------------------

The Company's net income for the three months ended September 30, 2004 was $.03 per share compared to a loss of $.68 per share for the three months ended September 30, 2003.

Continuing Operations:

Income from continuing operations before net gain from sales of properties was $.03 per share for the 2004 period compared to $.01 per share for the 2003 period.

Discontinued Operations:

Loss from discontinued operations (before impairment of real estate held for sale and net gain from sales of discontinued operations) for the 2004 period was $.01 per share compared to $.05 per share for the 2003 period. Impairment of real estate held for sale was $.00 per share for the 2004 period compared to $.67 per share in the 2003 period, which was related to the write down of the value of the Preston Lake Apartments property. Net gain from sales of discontinued operations for the 2004 period was $.01 per share compared to $.00 per share in the 2003 period.

Funds From (Used In) Operations:

Funds from operations were $.05 per share for the 2004 period compared to funds used in operations of $.63 per share for the 2003 period.

Dividend Declared:
------------------

The Company has announced that it has declared a regular quarterly cash distribution of $.16 per share on its Class A and Class B shares payable on December 31, 2004 to shareholders of record on December 10, 2004. The dividend represents a yield of 7.07% on the Class A shares and 7.03% on the Class B shares based on the last sales price of such shares on the American Stock Exchange.


PRESIDENTIAL REALTY CORPORATION                                                             FOR IMMEDIATE RELEASE
180 SOUTH BROADWAY                                                                          WHITE PLAINS, NEW YORK
WHITE PLAINS, NEW YORK 10605                                                                NOVEMBER 11, 2004
914-948-1300
                                                                                    RESULTS OF OPERATIONS
                                                                                         (Unaudited)
                                                                        NINE MONTHS ENDED             THREE MONTHS ENDED
                                                                           SEPTEMBER 30,                 SEPTEMBER 30,
                                                                  2004             2003              2004             2003
Gross revenues (excluding revenues from discontinued          -------------    -------------     -------------    -------------
  operations and net gain from sales of properties)             $5,477,000       $5,099,000        $1,868,000       $1,645,000
                                                              =============    =============     =============    =============

Income before net gain from sales of properties                   $305,000         $414,000          $103,000          $53,000
Net gain from sales of properties                                  914,000        1,029,000                            109,000
                                                              -------------    -------------     -------------    -------------
Income from continuing operations                                1,219,000        1,443,000           103,000          162,000
                                                              -------------    -------------     -------------    -------------

Loss from discontinued operations                                  (29,000)        (649,000)          (28,000)        (207,000)
Impairment of real estate held for sale                                          (2,527,000)                        (2,527,000)
Net gain from sales of discontinued operations                  11,257,000                             20,000
                                                              -------------    -------------     -------------    -------------
Total income (loss) from discontinued operations                11,228,000       (3,176,000)           (8,000)      (2,734,000)
                                                              -------------    -------------     -------------    -------------

                                                              -------------    -------------     -------------    -------------
Net Income (Loss)                                              $12,447,000      ($1,733,000)          $95,000      ($2,572,000)
                                                              =============    =============     =============    =============

Funds from (used in) operations:
Net Income (Loss)                                              $12,447,000      ($1,733,000)          $95,000      ($2,572,000)
Net gain from sales of properties                                 (914,000)      (1,029,000)                          (109,000)
Net gain from sales of discontinued operations                 (11,257,000)                           (20,000)
Depreciation and amortization                                      443,000          994,000           104,000          292,000
                                                              -------------    -------------     -------------    -------------
Funds from (used in) operations                                   $719,000      ($1,768,000)         $179,000      ($2,389,000)
                                                              =============    =============     =============    =============

Per share of common stock (basic and diluted):
Income before net gain from sales of properties                      $0.08            $0.11             $0.03            $0.01
Net gain from sales of properties                                     0.24             0.27                               0.03
                                                              -------------    -------------     -------------    -------------
Income from continuing operations                                     0.32             0.38              0.03             0.04
                                                              -------------    -------------     -------------    -------------

Loss from discontinued operations                                    (0.01)           (0.17)            (0.01)           (0.05)
Impairment of real estate held for sale                                               (0.67)                             (0.67)
Net gain from sales of discontinued operations                        2.97                               0.01
                                                              -------------    -------------     -------------    -------------
Total income (loss) from discontinued operations                      2.96            (0.84)             0.00            (0.72)
                                                              -------------    -------------     -------------    -------------

                                                              -------------    -------------     -------------    -------------
Net Income (Loss) per Common Share - basic                           $3.28           ($0.46)            $0.03           ($0.68)
                                                              =============    =============     =============    =============
                                   - diluted                         $3.27           ($0.46)            $0.03           ($0.68)
                                                              =============    =============     =============    =============

Funds from (used in) operations per share of common
  stock (basic and diluted):
Net Income (Loss)                                                    $3.28           ($0.46)            $0.03           ($0.68)
Net gain from sales of properties                                    (0.24)           (0.27)                             (0.03)
Net gain from sales of discontinued operations                       (2.97)                             (0.01)
Depreciation and amortization                                         0.12             0.26              0.03             0.08
                                                              -------------    -------------     -------------    -------------
Funds from (used in) operations per common share - basic             $0.19           ($0.47)            $0.05           ($0.63)
                                                              =============    =============     =============    =============
                                                 - diluted           $0.19           ($0.47)            $0.05           ($0.63)
                                                              =============    =============     =============    =============

Average shares outstanding - basic                               3,795,030        3,762,397         3,803,614        3,770,277
                                                              =============    =============     =============    =============
                           - diluted                             3,806,170        3,773,648         3,815,681        3,781,666
                                                              =============    =============     =============    =============

Cash distributions declared per common share                         $0.48            $0.64             $0.16            $0.32
                                                              =============    =============     =============    =============









PRESIDENTIAL REALTY CORPORATION
180 SOUTH BROADWAY
WHITE PLAINS, NEW YORK 10605
914-948-1300



                                               FOR IMMEDIATE RELEASE
                                               White Plains, New York
                                               November 11, 2004




Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: trends and uncertainties in the general economic climate; the supply of and demand for residential and commercial properties; interest rate levels; the availability of financing and other risks associated with the development and acquisition of properties. Additional factors that could cause Presidential's results to differ materially from those described in the forward-looking statements can be found in the 2003 Annual Report on Form 10-K. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any changes in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.










For further information contact:
Jeffrey F. Joseph, President
Presidential Realty Corporation
At the above address and telephone number